                                                                     EXHIBIT 24


                              POWER OF ATTORNEY

  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 1st day of March, 1995.

                                             /s/ Elizabeth E. Bailey
                                         -----------------------------
                                               ELIZABETH E. BAILEY

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 1st day of March, 1995.

                                         /s/ Geoffrey C. Bible
                                         -----------------------
                                            GEOFFREY C. BIBLE

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 1st day of March, 1995.

                                               /s/ Murray H. Bring
                                         -----------------------------
                                                 MURRAY H. BRING

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 1st day of March, 1995.

                                                 /s/ Harold Brown
                                         -----------------------------
                                                   HAROLD BROWN

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 1st day of March, 1995.

                                            /s/ William H. Donaldson
                                         -----------------------------
                                              WILLIAM H. DONALDSON

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 1st day of March, 1995.

                                               /s/ Paul W. Douglas
                                         -----------------------------
                                                 PAUL W. DOUGLAS

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 1st day of March, 1995.

                                                  /s/ Jane Evans
                                         -----------------------------
                                                    JANE EVANS

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 1st day of March, 1995.

                                            /s/ Robert E. R. Huntley
                                         -----------------------------
                                              ROBERT E. R. HUNTLEY

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 1st day of March, 1995.

                                               /s/ Hamish Maxwell
                                         -----------------------------
                                                 HAMISH MAXWELL

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 1st day of March, 1995.

                                              /s/ Rupert Murdoch
                                         -----------------------------
                                                RUPERT MURDOCH

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 1st day of March, 1995.

                                               /s/ John D. Nichols
                                         -----------------------------
                                                 JOHN D. NICHOLS

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 1st day of March, 1995.

                                             /s/ Richard D. Parsons
                                         -----------------------------
                                               RICHARD D. PARSONS

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 1st day of March, 1995.

                                               /s/ Roger S. Penske
                                         -----------------------------
                                                 ROGER S. PENSKE

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 1st day of March, 1995.

                                               /s/ John S. Reed
                                         -----------------------------
                                                 JOHN S. REED

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 1st day of March, 1995.

                                                 /s/ Hans G. Storr
                                         -----------------------------
                                                   HANS G. STORR

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 1st day of March, 1995.

                                               /s/ Stephen M. Wolf
                                         -----------------------------
                                                 STEPHEN M. WOLF